EXHIBIT 32.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report of Metals USA, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2006 (the “Periodic Report”), I, C. Lourenço Gonçalves, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	To my knowledge, the Periodic Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Company.

Dated: August 14, 2006	/S/ C. LOURENÇO GONÇALVES
C. Lourenço Gonçalves
Chief Executive Officer

The foregoing Certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure statement.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.